UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2018

Pfenex Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36540	27-1356759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10790 Roselle Street

San Diego, CA 92121

(Address of principal executive offices, including zip code)

(858) 352-4400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On April 18, 2018, Pfenex Inc. (the “Company” or “Pfenex”) and China NT Pharma Group Company Limited (“NT Pharma”) entered into a Development and License Agreement (the “Agreement”), pursuant to which Pfenex granted an exclusive license to NT Pharma to commercialize PF708, a teriparatide therapeutic equivalent to Eli Lilly & Company’s Forteo® (the “Product”), in Mainland China, Hong Kong, Singapore, Malaysia and Thailand (each a “Region,” and collectively, the “Territory”) and a non-exclusive license to conduct development activities in the Territory with respect to the Product. The Company will retain exclusive rights to the Product in all countries outside of the Territory. Under the terms of the Agreement, the Company received a payment of $2.5 million upon signing of the Agreement and may be eligible to receive additional payments of up to $22.5 million based on the achievement of certain development, regulatory, and sales-related milestones. The Company may also be eligible to receive double-digit royalties on net Product sales.

The Agreement sets forth the parties’ respective obligations with respect to the development and commercialization of the Product. The Company and NT Pharma will establish an Executive Steering Committee (the “Committee”), each with an equal number of representatives, to review and oversee the strategy and key decisions related to the activities under the Agreement. All matters must be resolved by consensus of the Committee; however, if the Committee is unable to do so, the Chief Executive Officer of each party has ultimate decision making authority with respect to a specified set of issues.

Under the terms and conditions of the Agreement, the Company will supply the Product to NT Pharma and NT Pharma will, at its expense, be responsible for all preclinical and clinical studies, if required, to receive regulatory approval in each Region and any ongoing Product development requirements in the Territory. The Company will be responsible for commercial manufacturing and will provide NT Pharma with the Product for commercial sale at a mutually agreed transfer price. NT Pharma will, at its expense, be responsible for all regulatory submissions in the Territory, so long as the Company provides regulatory support documentation reasonably requested by NT Pharma. If either party fails to fulfill certain obligations under the Agreement, the other party may terminate the Agreement with additional monetary payments made to the non-breaching party.

The Agreement will continue in full force and effect until terminated. Each party will have the right to terminate the Agreement unilaterally under certain circumstances, including the right to terminate based upon an uncured material breach by the other party.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018. The Company intends to submit a FOIA Confidential Treatment Request to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, requesting that it be permitted to redact certain portions of the Agreement. The omitted materials will be included in the request for confidential treatment.

Item 7.01.	Regulation FD Disclosure.

On April 18, 2018, the Company issued a press release announcing it entered into the Agreement. A copy of the press release announcing the Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information referenced under Item 7.01 (including Exhibit 99.1 referenced in Item 9.01 below) of this Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report. This Current Report shall not be deemed an admission as to the materiality of any information in the Current Report that is required to be disclosed solely by Regulation FD.

Item 8.01.	Other Events.

The description of the Agreement in Item 1.01 above is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern Pfenex’s expectations, strategy, plans or intentions. Forward-looking statements in this communication include, but are not limited to, statements regarding the future potential of PF708, including development and commercialization of PF708; the potential to receive future milestone and royalty payments under Pfenex’s agreement with NT Pharma; the expectation for PF708 to obtain marketing approval in key pharmaceutical markets; the belief that this collaboration will accelerate development and commercialization of PF708; the potential for the collaboration to drive sales of PF708 in key pharmaceutical markets; the belief that NT Pharma is well positioned to complete the development and commercialization of PF708; and the potential for future collaborations with Pfenex and NT Pharma. Actual results may differ materially from those indicated by these forward-looking statements as a result of the uncertainties inherent in the clinical drug development process, including, without limitation, challenges in successfully demonstrating the efficacy and safety of product candidates; the pre-clinical and clinical results for product candidates, which may not support further development of product candidates or may require additional clinical trials or modifications of ongoing clinical trials or regulatory pathways; challenges related to commencement, patient enrollment, completion, and analysis of clinical trials; Pfenex’s ability to obtain additional funding to support its business activities and establish and maintain strategic business alliances and new business initiatives; Pfenex’s dependence on third parties for development, manufacture, marketing, sales and distribution of products; unexpected expenditures; and difficulties in obtaining and maintaining intellectual property protection for product candidates. Information on these and additional risks, uncertainties, and other information affecting Pfenex’s business and operating results is contained in Pfenex’s Annual Report on Form 10-K for the year ended December 31, 2017 and in Pfenex’s subsequent reports filed with the Securities and Exchange Commission. The forward-looking statements in this Current Report on Form 8-K are based on information available to Pfenex as of the date hereof, and Pfenex disclaims any obligation to update any forward-looking statements, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated April 18, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFENEX INC.

Date: April 18, 2018	By:	/s/ Susan A. Knudson
Susan A. Knudson
Chief Financial Officer (Principal Financial Officer)